UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 20, 2024

Date of Report (Date of earliest event reported)

Aprea Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39069	84-2246769
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3805 Old Easton Road Doylestown, PA (Address of principal executive offices)	18902 (Zip Code)

Registrant's telephone number, including area code: (617) 463-9385 (Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	APRE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2024 annual meeting of stockholders (the “Annual Meeting”) of the Aprea Therapeutics, Inc. (the “Company”) held on June 20, 2024, the following proposals were submitted to the stockholders of the Company:

Proposal 1:	A proposal to elect three Class II directors of the Company, Michael Grissinger, Gabriela Gruia, M.D. and Rifat Pamukcu, M.D., each to hold office until the 2027 Annual Meeting of Stockholders or until their successors shall have been duly elected and qualified.

Proposal 2:	A proposal to ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the 2024 fiscal year.

For more information about the foregoing proposals, see the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on April 25, 2024. Of the 5,430,215 shares of the Company’s common stock entitled to vote at the Annual Meeting, 3,826,179 shares, or approximately 70.46%, were represented at the Annual Meeting in person or by proxy, constituting a quorum. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, in respect of each such proposal is set forth below.

Proposal 1:	Election of Class II Directors.

The Company’s stockholders elected the following directors to serve as Class II directors until the 2027 Annual Meeting of Stockholders of the Company or until their successors are duly elected and qualified. The votes regarding the election of the directors were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Michael Grissinger	3,051,902	54,753	719,524
Gabriela Gruia, M.D.	3,088,199	18,456	719,524
Rifat Pamukcu, M.D.	3,056,175	50,480	719,524

Proposal 2:	Ratification of Appointment EisnerAmper LLP.

The Company’s stockholders ratified the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year 2024. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
3,788,888	7,750	29,541	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2024	APREA THERAPEUTICS, INC.

	By:	/s/ Oren Gilad
Oren Gilad, Ph.D., President and Chief Executive Officer